                                                                  EXHIBIT 10.45



              AMENDMENT AND RESTATEMENT OF STOCKHOLDERS AGREEMENT
              ---------------------------------------------------

          This Amendment and Restatement (the "Agreement") is made and entered
                                               ---------
into as of September 6, 1996 among IHF Capital, Inc. (the "Company"), IHF
                                                           -------
Holdings, Inc. ("IHF"), each of Bain Capital Fund IV, L.P., Bain Capital Fund
                 ---
IV-B, L.P., BCIP Associates and BCIP Trust Associates, L.P. (together, the "Fund
                                                                            ----
Initial Investors"), and each of the signatories hereto designated respectively
- -----------------
as Management Signatories, Weider Signatories and Other Signatories on the signature pages hereof (respectively the "Management Signatories", the "Weider
                                          ----------------------        ------
Signatories", and the "Other Signatories").
- -----------            -----------------

          WHEREAS, the Company, IHF, the Fund Initial Investors, the Management Signatories, the Weider Signatories, the Other Signatories and the Unit Signatories, and certain other Persons are parties to a Stockholders Agreement dated as of November 14, 1994 (as amended by Amendment No. 1 to Stockholders Agreement dated as of the date hereof, the "Stockholders Agreement");
                                            ----------------------

          WHEREAS, contemporaneously with or prior to the execution and delivery of this Agreement, the Company, IHF, the Weider Signatories and certain other parties have entered into a Stock and Warrants Purchase Agreement dated as of the date hereof, providing for the purchase by the Company, subject to certain conditions, of the Common Stock, Initial Warrants and IHF Preferred held by the Weider Signatories; and

          WHEREAS, the Company, IHF, the Fund Initial Investors, the Management Signatories, the Weider Signatories and the Other Signatories wish to amend and restate the Stockholders Agreement and, in the case of such persons other than the Company and IHF, collectively constitute the holders of the requisite Securities under Section 13.2 of the Stockholders Agreement;

          NOW, THEREFORE, for and in consideration of the premises and the mutual agreements contained herein, the parties hereto hereby agree as follows:

          1.  Definitions.  Terms defined in the Stockholders Agreement as
              -----------
amended and restated hereby and not otherwise defined herein are used herein as so defined.

          2.  Amendment and Restatement.  The Stockholders Agreement shall be
              -------------------------
and hereby is amended and restated to read in its entirety as set forth in Annex A attached hereto, effective upon the date specified in Section 3 hereof (the

"Restated Stockholders Agreement").
- --------------------------------

          3.  Effectiveness.    The amendment and restatement of the
              -------------
Stockholders Agreement pursuant to this Agreement shall be effective upon the consummation of the initial closing (the "IPO Closing") of an underwritten Initial Public Offering;
              -----------
provided, that, except as otherwise consented to in writing by WHF, the Restated
- --------
Stockholders Agreement shall not become effective unless the following conditions are met: (i) upon the consummation of such IPO Closing there shall exist a Significant Public Float, and (ii) contemporaneously therewith or prior thereto, the Company shall have acquired (a) all the IHF Preferred owned by the Weider Initial Investors, and (b) if such acquisition occurs prior to February 1, 1997, not less than 100% of the Initial Shares owned by the Weider Initial Investors on the date hereof and, if such acquisition occurs on or after February 1, 1997, and on or prior to August 31, 1997, at least 50% of the Initial Shares owned by the Weider Initial Investors on the date hereof, in each case subject to adjustments to reflect any stock dividends, stock splits, reverse stock splits, conversions of Weider Class L into shares of Weider Class A, the conversion or exchange of Weider Class A and Weider Class L into other shares of common stock, recapitalizations and other similar events occurring after the date hereof and on or prior to the purchase date thereof pursuant to the Stock and Warrant Purchase Agreement (other than Weider Common Securities and Weider Preferred (as defined in the Stock and Warrant Purchase Agreement) which are not so purchased by reason of the breach by a Weider Investor of its obligation to sell and deliver such securities strictly in accordance with the provisions of the Stock and Warrant Purchase Agreement not resulting from a breach by the Company). If the IPO Closing does not occur on or prior to August 31, 1997, this Agreement shall automatically terminate and be without further force or effect and the Restated Stockholders Agreement shall not become effective. Unless and until the Restated Stockholders Agreement shall become effective in accordance with the preceding sentences of this Section 3, the Stockholders Agreement shall continue in full force and effect and shall be unaffected hereby. Notwithstanding the foregoing provisions of Section 2 or this
Section 3 of this Agreement, in the event a Come Along Notice shall have become effective within ninety (90) days prior to the date on which the Restated Stockholders Agreement becomes effective pursuant hereto, or in the event a Take Along Notice shall have become effective within one hundred (120) days prior to the date on which the Restated Stockholders Agreement becomes effective pursuant hereto, then the provisions of Section 6 (in the case of such Come Along Notice) and the provisions of Section 7 (in the case of such Take Along Notice) of the Stockholders Agreement as in effect on the date hereof shall remain in effect until the earlier of the consummation of the closing of the Sale to which such notice relates and the ninetieth (90th) day thereafter (in the case of such Come Along Notice) and the one hundred twentieth (120th) day thereafter (in the case of such Take Along Notice).

          4.  Required Consents.  The Company hereby represents and warrants to
              -----------------
each of the Weider Signatories that each stockholder whose consent is required under Section 13.2 of the Stockholders Agreement in order for the provisions of this Agreement and the Restated Stockholders Agreement to be valid and effective, and binding upon and enforceable against all parties to the Stockholders Agreement and the Restated Stockholders Agreement, have been obtained. The foregoing representations shall survive the execution and delivery of this Agreement.

          5.  Miscellaneous.  This Agreement constitutes the entire agreement of
              -------------
the parties with respect to its subject matter, supersedes all prior or contemporaneous oral or written agreements or discussions with respect to such subject matter, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one instrument. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

          IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement (or caused this Agreement to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.

COMPANY:                          IHF CAPITAL, INC.


                                  By:[SIGNATURE APPEARS HERE]
                                     -------------------------------
                                     Title:  Secretary


IHF:                              IHF HOLDINGS, INC.


                                  By:[SIGNATURE APPEARS HERE]
                                     -------------------------------
                                     Title:  Secretary

THE FUND INITIAL INVESTORS:          BAIN CAPITAL FUND IV, L.P.
                                      By Bain Capital Partners IV, L.P.,
                                      a Delaware Limited Partnership,
                                      its general partner

                                     By Bain Capital Investors, Inc.


                                     By:[SIGNATURE APPEARS HERE]
                                     ---------------------------------
                                        Title: Managing Director


                                     BAIN CAPITAL FUND IV-B, L.P.
                                      By Bain Capital Partners IV, L.P.,
                                      a Delaware Limited Partnership,
                                      its general partner

                                     By Bain Capital Investors, Inc.


                                     By:[SIGNATURE APPEARS HERE]
                                        ------------------------------
                                        Title: Managing Director


                                     BCIP ASSOCIATES


                                     By:[SIGNATURE APPEARS HERE]
                                        ------------------------------
                                        A General Partner


                                     BCIP TRUST ASSOCIATES, L.P.


                                     By:[SIGNATURE APPEARS HERE]
                                        ------------------------------
                                        A General Partner

MANAGEMENT                            /s/ Gary Stevenson
SIGNATORIES:                          ----------------------------------
                                      Gary Stevenson, individually

                                      /s/ Scott Watterson
                                      ----------------------------------
                                      Scott Watterson, individually

                                      /s/ Jon White
                                      ----------------------------------
                                      Jon White, individually

                                      /s/ William Dalebout
                                      ----------------------------------
                                      William Dalebout, individually

                                      /s/ S.Fred Beck
                                      ----------------------------------
                                      S. Fred Beck, individually

                                      /s/ David Watterson
                                      ----------------------------------
                                      David Watterson, individually

                                      /s/ Lynn C. Brenchley
                                      ----------------------------------
                                      Lynn C. Brenchley, individually

                                      /s/ M. Joseph Brough
                                      ----------------------------------
                                      M. Joseph Brough, individually

                                      /s/ Douglas Clausen
                                      ----------------------------------
                                      Douglas Clausen, individually

                                      /s/ Wallace Smith
                                      ----------------------------------
                                      Wallace Smith, individually

                                      /s/ Jeff Carmignani
                                      ----------------------------------
                                      Jeff Carmignani, individually

                                      /s/ Wayne Euper
                                      ---------------------------------
                                      Wayne Euper, individually

                                      /s/ Albert G. Nichols
                                      ----------------------------------
                                      Albert G. Nichols, individually

                                      WEIDER HEALTH AND FITNESS

                                      By[SIGNATURE APPEARS HERE]
                                      ________________________________
                                      Title:

                                      GREYFRIARS LIMITED

                                      By[SIGNATURE APPEARS HERE]
                                      --------------------------------
                                      Title:

                                      BAYONNE SETTLEMENT


                                      By [SIGNATURE APPEARS HERE]
                                        -------------------------
                                      Title:

                                      HORNCHURCH INVESTMENTS
                                      LIMITED

                                      By [SIGNATURE APPEARS HERE]
                                        ---------------------------
                                      Title:

                                      /s/ Ronald Corey
                                      --------------------------------
                                      Ronald Corey, individually

                                      /s/ Bernard J. Cartoon
                                      --------------------------------
                                      Bernard J. Cartoon, individually

                                      /s/ Ronald Novak
                                      --------------------------------
                                      Ronald Novak, individually

                                      /s/ Eric Weider
                                      --------------------------------
                                      Eric Weider, individually

                                      /s/ Richard Bizzaro
                                      --------------------------------
                                      Richard Bizzaro, individually

                                      /s/ Robert Reynolds
                                      --------------------------------
                                      Robert Reynolds, individually

                                      /s/ Michael Carr
                                      --------------------------------
                                      Michael Carr, individually

                                      /s/ Thomas Deters
                                      --------------------------------
                                      Thomas Deters, individually

                                      /s/ Barbara Harris
                                      --------------------------------
                                      Barbara Harris,individually

                                      /s/ Zbigniew Kindella
                                      --------------------------------
                                      Zbigniew Kindella, individually

OTHER SIGNATORIES:                    GENERAL ELECTRIC
                                      CAPITAL CORPORATION


                                      By /s/ Abigail Wolf
                                         --------------------------------
                                         Title: Authorized Signer

                                      /s/ Alan D. Gordon
                                      --------------------------------
                                      Alan D. Gordon, individually

                                      /s/ Stanley C. Tuttleman
                                      ----------------------------------
                                      Stanley C. Tuttleman, individually

                                      /s/ Brad H. Bearnson
                                      ----------------------------------
                                      Brad H. Bearnson, individually

                                      /s/ Charles W. Robins
                                      ----------------------------------
                                      Charles W. Robins, individually

                                                                         ANNEX A
- --------------------------------------------------------------------------------


                               IHF CAPITAL, INC.




                                  ----------

                        RESTATED STOCKHOLDERS AGREEMENT

                                  ----------





                       Dated as of _______________, 199__

- --------------------------------------------------------------------------------
                               TABLE OF CONTENTS


1.  DEFINITIONS ........................................................4
        1.1.  Certain Definitions ......................................4
        1.2.  Certain Matters of Construction ..........................9
        1.3.  Cross Reference Table ...................................10

2.  [INTENTIONALLY DELETED.] ..........................................11

3.  VOTING AGREEMENT. .................................................11
        3.1.  Election of Directors ...................................11
        3.2.  Removal .................................................11
        3.3.  Successors ..............................................12
        3.4.  Certain Transactions ....................................12
        3.5.  Committees ..............................................12
        3.6.  Special Rule for Fund Designated Directors ..............12
        3.7.  Proxy; the Company ......................................13
        3.8.  Period ..................................................13

4.  CERTAIN TRANSFER RIGHTS AND RESTRICTIONS ..........................14
        4.1.  Securities ..............................................14
        4.2.  Unit Securities and Weider Securities ...................16
        4.3.  Period ..................................................16
        4.4.  Status in Hands of Certain Transferees ..................16
        4.5.  Lock-Up .................................................16

5.  [INTENTIONALLY DELETED.] ..........................................16

6.  [INTENTIONALLY DELETED.] ..........................................16

7.  [INTENTIONALLY DELETED.] ..........................................16

8.  REGISTRATION RIGHTS ...............................................17
        8.1.  Piggyback Registration Rights ...........................17
        8.2.  Demand Registration Rights ..............................18
        8.3.  Certain Other Provisions ................................21

        8.4.  Indemnification and Contribution ........................26
        8.5.  Lock-up. ................................................29

9.  [INTENTIONALLY DELETED.] ..........................................29

10.  DETERMINATION OF FAIR MARKET VALUE ...............................29

11.  REMEDIES .........................................................29

12.  LEGENDS ..........................................................30

13.  AMENDMENT, TERMINATION, ETC ......................................31
        13.1.  No Oral Modifications ..................................31
        13.2.  Written Modifications ..................................31

14.  AGREEMENTS TO REFRAIN FROM CERTAIN ACTIONS .......................31

15.  MISCELLANEOUS ....................................................32
        15.1.  Authority; Effect ......................................32
        15.2.  Notices ................................................32
        15.3.  Binding Effect, etc ....................................33
        15.4.  Descriptive Headings ...................................34
        15.5.  Counterparts ...........................................34
        15.6.  Severability ...........................................34
        15.7.  Joint and Several Liability of the Company and IHF .....34

16.  GOVERNING LAW, ARBITRATION .......................................34
        16.1.  Governing Law ..........................................34
        16.2.  Arbitration ............................................34
        16.3.  Consent to Jurisdiction ................................35
        16.4.  Waiver of Jury Trial ...................................36
        16.5.  Reliance ...............................................36

                        RESTATED STOCKHOLDERS AGREEMENT

 This Restated Stockholders Agreement (the "Agreement") is made as of
                                            ---------
_____________, 199 ___ by and among:

  (i)   IHF Capital, Inc. a Delaware corporation (the "Company"),
                                                       -------

  (ii)  IHF Holdings, Inc., a Delaware corporation ("IHF"),
                                                     ---

  (iii) each of Bain Capital Fund IV, L.P., Bain Capital Fund IV-B, L.P., BCIP Associates and BCIP Trust Associates, L.P. (collectively, the "Fund
                                                                       ----
        Initial Investors," and each an "Fund Initial Investor") and each of the
        -----------------                ---------------------
        other Fund Investors from time to time becoming or having become a party hereto pursuant to the terms hereof,

  (iv) each of Gary Stevenson, Scott Watterson, Jon White, William Dalebout, David Watterson, S. Fred Beck, Lynn C. Brenchly, M. Joseph Brough, Douglas Clausen, Wallace Smith, Jefferey Carmignani, Wayne Euper and Albert G. Nichols (collectively, the "Management Initial Investors," and
                                              ----------------------------
        each a "Management Initial Investor") and each of the other Management
                ---------------------------
        Investors from time to time becoming or having become a party hereto pursuant to the terms hereof,

  (v) each of Weider Health and Fitness, a Nevada corporation ("WHF"), Greyfriars Limited, Bayonne Settlement, Hornchurch Investments Limited, Ronald Corey, Bernard J. Cartoon, Ronald Novak, Eric Weider, Richard Bizzaro, Robert Reynolds, Michael Carr, Thomas Deters, Barbara Harris and Zbigniew Kindella (collectively, the "Weider Initial Investors"), and each of the other Weider Investors from time to time becoming or having become a party hereto pursuant to the terms hereof,

  (vi) each of General Electric Capital Corporation (the holders from time to time of the Other Securities originally issued to General Electric Credit Corporation and which constitute Securities being referred to herein collectively as "GECC"), Alan D. Gordon, Stanley C. Tuttleman,
                                ----
        DLJ Capital Corporation, Charles W. Robins and Brad H. Bearnson (collectively, the "Other Initial Investors," and each an "Other Initial
                            -----------------------                -------------
        Investor") and each of the Other Investors from time to time becoming or
        --------
        having become a party hereto pursuant to the terms hereof, and

  (vii) each of the Unit Investors from time to time becoming or having become a party hereto pursuant to the terms hereof (collectively, the "Unit
                                                                      ----
        Initial Investors" and each a "Unit Initial Investor") and each of the
        -----------------              ---------------------
        other Unit Investors from time to time becoming or having become a party hereto pursuant to the terms hereof (each of the Fund Investors, the Management Investors, the Weider Investors, and the Other Investors being referred to herein as a "Company Investor" and collectively as the
                                       ----------------
        "Company
         -------

        Investors", and each of the Company Investors and the Unit Investors
        ---------
        being referred to herein as an "Investor" and collectively as the
                                        --------
        "Investors").
         ---------


                                    Recitals
                                    --------

  1.  Prior to the date hereof, the following transactions occurred:

  (a) On or about November 14, 1994, the Company, directly and indirectly through IHF and other subsidiaries of the Company, acquired all of the issued and outstanding capital stock of each of ProForm Fitness Products, Inc., a Utah corporation ("ProForm"), Weslo, Inc., a Utah corporation ("Weslo"), and American
              -------                                      -----
Physical Therapy, Inc. a Division of Weider Health and Fitness, a Colorado corporation ("APT"; each of ProForm, Weslo and APT being sometimes referred to
              ---
herein as an "Acquired Company" and collectively as the "Acquired Companies")
              ----------------                           ------------------
other than shares of such stock referred to below, pursuant to a First Amended and Restated Master Transaction Agreement dated as of October 12, 1994 (the "Master Transaction Agreement") between the Company and the Sellers as defined
 ----------------------------
therein.

  (b) Pursuant to a Bain Stock Subscription Agreement dated as of November 14, 1994, as listed on Schedule I hereto, the Fund Initial Investors purchased an aggregate of 3,548,050 shares of Class A Common Stock, par value $.001 per share ("Class A Common") of the Company and 354,805 shares of Class L Common
        --------------
Stock, par value $.001 per share ("Class L Common", of the Company.
                                   --------------

  (c) Pursuant to a Bain Stock Subscription Agreement dated as of November 14, 1994, as listed on Schedule I hereto, the Other Initial Investors purchased an aggregate of 386,000 shares of Class A Common and 38,600 shares of Class L Common.

  (d) Pursuant to a Stock Subscription and Exchange Agreement dated as of November 14, 1994 (the "Parent Stock Exchange Agreement"), as listed on Schedule
                        -------------------------------
I hereto, certain of the Management Initial Investors and the Weider Initial Investors purchased, in exchange for certain shares of the common stock of the Acquired Companies, an aggregate of 2,253,600 shares of Class A Common, 225,360 shares of Class L Common (such shares of Common Stock, collectively, together with any securities received with respect thereto, are referred to herein as "Initial Shares").
- ---------------

  (e) Pursuant to a Stock Subscription and Purchase Agreement dated as of November 14, 1994 (the "Parent Stock Purchase Agreement"), as listed on Schedule
                        -------------------------------
I hereto, certain of the Management Investors acquired in exchange for cash and notes, an aggregate of 123,200 shares of Class A Common and 12,320 shares of Class L Common (such shares of Common Stock, collectively, together with any securities received with respect thereto, are referred to herein as "Initial
                                                                     -------
Shares").
- ------

  (f) Pursuant to a Warrant Agreement dated as of November 14, 1994 (the "Warrant Agreement"), as listed on Schedule I hereto, certain of the Management
 ------- ---------
Initial Investors and the Weider Initial Investors purchased, in exchange for cash, warrants for the purchase of an aggregate of 452,941.18 shares of Class A Common (the "Initial Warrants") (such shares of Common Stock including without
             ------- --------
limitation such shares issuable upon exercise of such warrants, collectively, together with any securities received with respect thereto, are referred to herein as "Initial Shares").
           ------- ------

  (g) Pursuant to an IHF Holdings Stock Subscription and Exchange Agreement dated as of November 14, 1994 (the "Intermediary Stock Exchange Agreement"), as
                                    -------------------------------------
listed on Schedule I hereto, certain of the Weider Initial Investors purchased in exchange for certain shares of the common stock of the Acquired Companies, 8,000 shares of the Series A-1 Preferred Stock of IHF and 1,000 shares of the Series A-2 Preferred Stock of IHF (collectively "IHF Preferred").
                                                 -------------

  (h) Pursuant to an IHF Capital Option Exchange Agreement dated as of November 14, 1994 (the "Parent Option Exchange Agreement"), as listed on Schedule I
               --------------------------------
hereto, certain of the Management Initial Investors acquired, in exchange for certain options for shares of common stock of the Acquired Companies, options for an aggregate of 3,609,043.70 shares of Class A Common and 360,904.37 shares of Class L Common (such shares of Common Stock including without limitation such shares issuable upon exercise of such options, collectively, together with any securities received with respect thereto, are referred to herein as "Initial
                                                                     -------
Shares").
- ------

  (i) Pursuant to an IHF Holdings Option Exchange Agreement dated as of November 14, 1994 (the "Intermediary Option Exchange Agreement"), as listed
                        --------------------------------------
on Schedule I hereto, certain of the Management Initial Investors acquired, in exchange for certain options for shares of common stock of the Acquired Companies, options for an aggregate of 1,041.39 shares of the Series A-2 Preferred Stock of IHF.

  (j) Subsequent to the Parent Stock Exchange Agreement, as listed on Schedule 1 hereto, WHF transferred to certain others of the Weider Initial Investors an aggregate of 1,833,500 shares of Class A Common and 22,281.97 shares of Class L Common.

  (k) Pursuant to the 1994 Stock Option Plan, as listed on Schedule I hereto, certain of the Management Initial Investors have been granted by the Company certain options to acquire shares of Class A Common.

  (l) Pursuant to a Purchase Agreement dated as of November 14, 1994, Donaldson, Lufkin & Jenrette Securities Corporation and Bear, Stearns & Co., Inc. (the "Unit Initial Investors") acquired units consisting of an aggregate
           ----------------------
of (i) $101,250,000 original principal amount of the 13% Senior Subordinated Notes due 2002 of ICON Health & Fitness, Inc., (ii) $123,700,000 original stated principal amount of the 15% Senior Subordinated Discount Notes due 2004 ("Discount Notes") of IHF and (ii) Warrants (the "Unit Warrants") for an
  -------- -----                                  ---- --------
aggregate of 1,000,000 shares of Class A Common and 100,000 shares of Class L Common.

  (m) Following November 14, 1994 and in addition to the options referred to above granted under the 1994 Stock Option Plan, the Company has granted certain Management Investors certain options to acquire shares of Class A Common Stock, all of which are reflected in Amendment No. 2 to the Company's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on August 28, 1996.

  (n) In connection with the Initial Public Offering upon the consummation of the initial closing of which this Amended and Restated Stockholders Agreement is becoming effective, the shares of Class A Common and Class L Common are being converted into shares of Common Stock of the Company (together with the Class A Common and the Class L Common, the "Common Stock").

  2. The parties believe that it is in the best interests of the Company, IHF and the Investors to: (i) amend and restate the Stockholders Agreement dated November 14, 1994 as amended by Amendment No. 1 to Stockholders Agreement dated September 6, 1996 (the "Original Agreement"), (ii) provide that certain shares of Common Stock and the Initial Warrants shall be transferable only upon compliance with the terms hereof; (iii) provide for certain rights and obligations of the Investors with respect to the election of directors of the Company; (iv) provide for certain rights and obligations with respect to the registration of Common Stock; and (v) set forth their agreements on certain other matters.

                                   Agreement
                                   ---------

  Now therefore, in consideration of the foregoing and the mutual agreements set forth below, the parties hereto, each intending to be legally bound, hereby agree as follows:

  1.  DEFINITIONS.  For purposes of this Agreement:

  1.1.  Certain Definitions.  The following terms shall have the following
        -------------------
meanings:

     1.1.1.  "Affiliate" shall mean, with respect to any specified Person, any
              ---------
  Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, the Person specified.

     1.1.2.  "Affiliated Buyer" shall mean any Proposed Buyer which is (i) any
              ----------------
  Fund Investor or Affiliated Fund or (ii) any Person in which any Fund Investor or Affiliated Fund holds any share of stock (or in the case of a Person which is not a corporation, equivalent class of beneficial interest), other than shares of stock (or equivalent beneficial interest) to be received in exchange for Securities pursuant to the Sale.

     1.1.3.  "Affiliated Fund" shall mean any limited partnership or other
              ---------------
  Person formed for the purpose of investing in other companies or businesses and for which Bain Capital

  Investors, Inc., a Delaware corporation, or any of its Affiliates, acts as a general partner or otherwise has the right to direct the voting of shares of corporations in which such limited partnership or other Person invests.

     1.1.4.  "Board" shall mean the Board of Directors of the Company.
              -----

     1.1.5.  "Competitor Institution" shall mean (i) any Person which is
              ----------------------
  engaged, directly or indirectly, in any business which is the same as or similar to any business of the Company and its Subsidiaries and (ii) any Person which beneficially owns, directly or indirectly, 5% or more of any class of outstanding capital stock of any Person described in clause (i) above.

     1.1.6.  "Exchange Act" shall mean Securities Exchange Act of 1934, as
              ------------
  amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, all as from time to time in effect.

     1.1.7.  "Fair Market Value" shall mean, as of any date, the fair value of
              -----------------
  any Security or other securities as of the applicable date, as determined pursuant to Section 10.

     1.1.8.  "Fund Investor" shall mean any Fund Initial Investor and any
              -------------
  Affiliated Fund or transferee which, from time to time, acquires Shares and becomes party to this Agreement by executing and delivering to the Company an instrument in form satisfactory to the Company pursuant to which such stockholder agrees to be bound by the terms of this Agreement to the same extent as a Fund Initial Investor.

     1.1.9.  "Fund Majority Holders" shall mean, as of any date, the holders of
              ---------------------
  a majority of the Fund Securities outstanding on such date.

     1.1.10.  "Fund Securities" shall mean all Shares originally issued to (or
               ---------------
  issued upon conversion of or otherwise with respect to Shares originally issued to) or held by the Fund Investors, whenever issued.

     1.1.11.  "Independent Investment Banking Firm" means any nationally
               -----------------------------------
  recognized investment banking firm listed on Schedule 1.1.11 hereto which is not the Beneficial Owner of any equity interest in (i) the Company, (ii) any shareholder of the Company, (iii) any Fund Investor or Affiliated Fund or (iv) any Person controlled by any Fund Investor or Affiliated Fund.

     1.1.12.  "Initial Public Offering" shall mean the first public offering of
               -----------------------
  shares of Common Stock registered on form S-1, S-2 or S-3 (or any successor form) under the Securities Act.

     1.1.13.  "Management Investor" shall mean any Management Initial Investor
               -------------------
  and any other officer or employee of the Company or any of its subsidiaries designated by the Board to be a Management Investor hereunder and any transferee pursuant to Section 4.1.2, 4.1.3, 4.1.5 or 4.1.8 who, from time to time, acquires Shares or Options and becomes party to this Agreement by executing and delivering to the Company an instrument in form satisfactory to the Company pursuant to which such person agrees to be bound by the terms of this Agreement to the same extent as a Management Initial Investor.

     1.1.14.  "Management Majority Holders" shall mean, as of any date, the
               ---------------------------
  holders of a majority of the Management Securities outstanding on such date.

     1.1.15.  "Management Securities" shall mean: (i) all Shares originally
               ---------------------
  issued to (or issued upon conversion of or otherwise with respect to Shares originally issued to) or held by the Management Investors, whenever issued, including without limitation all Shares issued or issuable pursuant to the exercise of any Options originally issued to or held by the Management Investors, whenever issued; and (ii) all such Options; provided, however, that
                                                         --------  -------
  the term "Management Securities" shall not include Options, or Shares issued upon exercise of Options, issued on or about November 14, 1994 and titled "IHF Capital, Inc. -- Unit Stock Option"; and, provided further, that if IHF
                                            -------- -------
  Exchange Shares are ever issued in respect of IHF Preferred subject to options originally issued pursuant to the Intermediary Option Exchange Agreement, or upon exercise of such options, such IHF Exchange Shares shall be Management Securities hereunder for all purposes hereof from the date of such issuance.

     1.1.16.  "Members of the Immediate Family" shall mean, with respect to any
               -------------------------------
  individual, each spouse, parent, brother, sister or child of such individual, each spouse of any such Person, each child of any of the aforementioned Persons, each trust created solely for the benefit of one or more of the aforementioned Persons and each custodian or guardian of any property of one or more of the aforementioned Persons in his capacity as such custodian or guardian.

     1.1.17.  "Non-Fund Securities" shall mean all Securities other than Fund
               -------------------
  Securities, whenever issued.

     1.1.18.  "Options" shall mean any options or warrants or other rights to
               -------
  subscribe for, purchase or otherwise acquire Common Stock, other than rights to acquire Shares pursuant to this Agreement, but shall exclude the Warrants.

     1.1.19.  "Other Investor" shall mean any Other Initial Investor and any
               --------------
  other Person which, from time to time, acquires Other Securities and becomes party to this Agreement by executing and delivering to the Company an instrument in form satisfactory to the Company pursuant to which such Person agrees to be bound by the terms of this Agreement to the same extent as a Other Initial Investor.

     1.1.20.  "Other Majority Holders" shall mean, as of any date, the holders
               ----------------------
  of a majority of the Other Securities outstanding on such date.

     1.1.21.  "Other Securities" shall mean all Shares originally issued to (or
               ----------------
  issued upon conversion of or otherwise with respect to Shares originally issued to) or held by the Other Investors, whenever issued.

     1.1.22.  "Permitted Management Transferee" shall mean, as to each
               -------------------------------
  Management Security, a transferee of such Management Security in compliance with Section 4.1.2, 4.1.3, 4.1.5 or 4.1.8.

     1.1.23.  "Person" shall mean any individual, partnership, corporation,
               ------
  company, association, trust, joint venture, unincorporated organization or entity, or any government, governmental department or agency or political subdivision thereof.

     1.1.24.  "Registrable Securities" shall mean (i) all shares of Class A
               ----------------------
  Common, (ii) all shares of Class A Common issuable upon conversion of Shares of Class L Common, (iii) all shares of Class A Common issuable upon exercise of any Option or any Warrant, and (iv) all shares of Common Stock directly or indirectly issued or issuable with respect to the securities referred to in clauses (i), (ii) or (iii) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, in each case included in the Securities or Unit Securities. As to any particular Registrable Securities, such shares shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) such securities shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) subject to the provisions of Section 12 hereof, such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration of them under the Securities Act and such securities may be distributed without volume limitation or other restrictions on transfer under Rule 144 (including without application of paragraphs (c), (e) (f) and (h) of Rule 144), or (d) such securities shall have ceased to be outstanding.

     1.1.25.  "Rule 144" shall mean Rule 144, as from time to time in effect,
               --------
  promulgated by the Securities and Exchange Commission under the Securities Act (including without limitation clause (k) thereof).

     1.1.26.  "Securities" shall mean all Shares, all Initial Warrants and all
               ----------
  Options included in the Fund Securities, the Other Securities, the Management Securities or the Weider Securities, but shall not include the Shares or Warrants included in the Unit Securities.

     1.1.27.  "Securities Act" shall mean the Securities Act of 1933, as
               --------------
  amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, all as from time to time in effect.

     1.1.28.  "Shares" shall mean all shares of Common Stock.
               ------

     1.1.29.  "Significant Public Float" shall be deemed to exist on and after
               ------------------------
  (i) the date of closing of the Initial Public Offering of Common Stock of the Company if as of such date there shall be outstanding shares (other than IHF Exchange Shares) having an aggregate market value (calculated on the basis of the offering price to the public in such Public Offering) of $200,000,000 or more and (ii) if a Significant Public Float (as defined in clause (i) above) shall not have existed as of the date of closing of the Initial Public Offering, the first date thereafter on which there shall be outstanding shares (other than IHF Exchange Shares) having an aggregate market value (calculated on the basis of the average of the published best bid and ask or published closing price, through NASDAQ or on a registered exchange, on the five immediately preceding trading days) of $200,000,000 or more.

     1.1.30.  "Specified Information" shall mean, with respect to an Independent
               ---------------------
  Investment Banking Firm at any time, the following information: (i) whether, in any one of the past three (3) complete calendar years and the portion of the calendar year then ended, such firm has received $100,000 or more collectively from the Weider Majority Holders and their Affiliates or if there exists any agreement with respect to such payment in the future, and, if so, the amount received and the consideration received or rendered therefor; and
  (ii) whether such firm has ever acted as the lead underwriter in an offering for the account of any of the Weider Majority Holders or any of their Affiliates.

     1.1.31.  "Transaction Agreements" shall mean each of the agreements listed
               ----------------------
  on Schedule 1.1.31 hereto.

     1.1.32.  "Unit Investor" shall mean the Unit Initial Investors, and any
               -------------
  other Person which, from time to time, acquires Unit Securities and thereby becomes party to this Agreement as a Unit Investor hereunder.

     1.1.33.  "Unit Majority Holders" shall mean, as of any date, the holders
               ---------------------
  of a majority of the Unit Securities outstanding on such date.

     1.1.34.  "Unit Securities" shall mean all Shares and all Unit Warrants
               ---------------
originally issued to (or issued upon conversion or exercise of or otherwise with respect to Shares or Unit Warrants originally issued to) the Unit Investors, whenever issued.

     1.1.35.  "Voting Shares" shall mean, with respect to any matter to be voted
               -------------
upon, all Shares included in the Securities entitled to vote with respect to such matter, but shall not include the Shares included in the Unit Securities.

     1.1.36.  "Warrants" shall mean all Initial Warrants and all Unit Warrants.
               --------

     1.1.37.  "Weider Common Securities" shall have the meaning provided in the
               ------------------------
Stock and Warrant Purchase Agreement.


     1.1.38.  "Weider Investor" shall mean any Weider Initial Investor and any
               ---------------
other Person which, from time to time, acquires Weider Securities and becomes party to this Agreement by executing and delivering to the Company an instrument in form satisfactory to the Company pursuant to which such Person agrees to be bound by the terms of this Agreement to the same extent as a Weider Initial Investor.

     1.1.39.  "Weider Majority Holders" shall mean, as of any date, the
               -----------------------
holders of a majority of the Weider Securities outstanding on such date (assuming that all Initial Warrants have been exercised); provided, however,
                                                          --------  -------
that at such time as the Weider Initial Investors cease to own any Initial Shares, but WHF continues to own IHF Preferred, the term "Weider Majority Holders" shall mean WHF.

     1.1.40.  "Weider Securities" shall mean all Shares and all Initial Warrants
               -----------------
originally issued to (or issued upon conversion or exercise of or otherwise with respect to Shares or Initial Warrants originally issued to) the Weider Investors, whenever issued; provided, however, if shares ("IHF Exchange Shares")
                            --------  -------              -------------------
are ever issued in respect of IHF Preferred originally issued to any Weider Investor, such shares shall be Weider Securities hereunder for all purposes hereof from the date of such issuance.

     1.1.41.  "1994 Stock Option Plan" shall mean the 1994 Stock Option Plan of
               ----------------------
the Company adopted on or about the date hereof.

  1.2.  Certain Matters of Construction.  In addition to the definitions
        -------------------------------
referred to as set forth in the Section 1.1:

        (a) The words "hereof", "herein", "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any particular Section or provision of this Agreement, and reference to a particular Section of this Agreement shall include all subsections thereof;

        (b) References to a Section, Schedule or Exhibit are to a Section of, or Schedule or Exhibit to, this Agreement;

        (c) Definitions shall be equally applicable to both the singular and plural forms of the terms defined;

        (d) The masculine, feminine and neuter genders shall each include the other;

        (e) Except as otherwise provided herein, any Person who holds Options or Warrants shall be deemed to be the holder of the Registrable Securities obtainable upon exercise of the Options or Warrants in connection with the transfer thereof or otherwise regardless of any restriction or limitation on the exercise of the Options or Warrants; and

        (f) Whenever a percentage of one or more types of Securities is specified, such percentage shall be calculated on the basis on the number of Registrable Securities represented by such one or more types.

  1.3.  Cross Reference Table.  The following terms defined elsewhere in this
        ---------------------
Agreement in the Sections set forth below shall have the respective meanings therein defined:

 Term                                                   Definition
 ----                                                   ----------

 "AAA"                                                  Section 16.2.1
 "Acquired Companies"                                   Recitals
 "Agreement"                                            Preamble
 "APT"                                                  Recitals
 "Class A Common"                                       Recitals
 "Class L Common"                                       Recitals
 "Common Stock"                                         Recitals
 "Commission"                                           Section 8.3.4
 "Company"                                              Preamble
 "Company Investor"                                     Preamble
 "Covered Person"                                       Section 8.4.2
 "Exchange Agreement"                                   Recitals
 "Fund Initial Investor"                                Preamble
 "GECC"                                                 Preamble
 "IHF"                                                  Preamble
 "IHF Exchange Shares"                                  Section 1.1.39
 "IHF Preferred"                                        Recitals
 "Individual Underwriting Agreement Representations"    Section 8.1
 "Initial Shares"                                       Recitals
 "Initial Warrants"                                     Preamble
 "Initiating Holders"                                   Section 8.2
 "Investor"                                             Preamble
 "Majority Initiating Holders"                          Section 8.2
 "Management Designated Directors"                      Section 3.1
 "Management Initial Investor"                          Preamble
 "Master Transaction Agreement"                         Recitals
 "Non-Complying Investor"                               Section 8
 "Original Agreement"                                   Recitals
 "Other Initial Investor"                               Preamble

 "Proform"                                              Recitals
 "Public Offering"                                      Section 8.1
 "Stock and Warrant Purchase Agreement"                 Section 8.2.2.1
 "Transfer"                                             Section 4
 "Unit Initial Investor"                                Preamble
 "Warrant Agreement"                                    Recitals
 "Weider Initial Investor"                              Preamble
 "Weslo"                                                Recitals
 "WHF"                                                  Preamble

  2.  [INTENTIONALLY DELETED.]

  3.  VOTING AGREEMENT.

  3.1.  Election of Directors.  Each holder of Voting Shares hereby agrees to
        ---------------------
cast all votes to which such holder is entitled in respect of the Voting Shares now or hereafter owned by such holder, whether at any annual or special meeting of stockholders, by written consent or otherwise, to:

  (i) fix the number of directors constituting the Board at such number equal to or greater than five (5), as may be directed from time to time by the Fund Majority Holders;

  (ii)  [intentionally deleted];

  (iii) elect as a director of the Company each of two individuals (the "Management Designated Directors") that may be designated by the
         -------------------------------
        Management Majority Holders for election; and

  (iv) elect as the other members of the Board such other individuals as may be designated by the Fund Majority Holders (the "Fund Designated
                                                         ---------------
        Directors")
        ---------

  3.2.  Removal.
        -------

        3.2.1.   Initial Directors.  As to the directors first elected to the
                -----------------
   Board pursuant to the above provisions immediately following the execution and delivery of this Agreement, the following provisions shall apply: (i) [intentionally deleted], (ii) no Management Designated Director may be removed without the consent of the Management Majority Holders, except for Cause as determined in good faith by unanimous decision of all directors other than the Management Designated Directors, and (iii) no Fund Designated Director may be removed without the consent of the Fund Majority Holders, except for Cause as determined in good faith by unanimous decision of all directors other than the Fund Designated Directors.

       3.2.2.   Subsequent Directors.  As to directors other than the initial
                --------------------
  directors referred to in Section 3.2.1 above, any such director may be removed with or without Cause by decision of two-thirds (2/3) of the other directors.

  3.3.  Successors.  In the event a director shall cease to serve for any
        ----------
reason, then (i) [intentionally deleted], (ii) in the case of a Management Designated Director, the Management Majority Holders shall have the right to nominate a successor Management Designated Director, and (iii) in the case of any Fund Designated Director, the Fund Majority Holders shall have the right to nominate a successor Fund Designated Director; provided, however that no
                                                  --------  -------
director removed for cause shall be renominated or reelected. Each holder of Voting Shares shall, upon receipt of notice identifying such nominee, promptly take all action necessary to cause the appointment of such nominee to the Board pursuant to the Company's By-laws and Certificate of Incorporation, each as amended and in effect from time to time.

  3.4.  Certain Transactions.  Each holder of Non-Fund Securities agrees to
        --------------------
vote, or consent with respect to, such Investor's Shares, and, subject to fiduciary obligations imposed by applicable law, to cause any directors designated by such Investor pursuant to Section 3.1 or 3.3 to vote, or consent with respect to, in the manner specified by the Fund Majority Holders with respect to: any offering of securities of the Company; any sale of a substantial portion of the assets of the Company or any of its subsidiaries to a Person which is not an Affiliate of any Fund Investor; any merger or consolidation involving the Company or any of its subsidiaries with a Person which is not an Affiliate of any Fund Investor; any transaction constituting a change in control of the Company to a Person not an Affiliate of any Fund Investor; any merger or consolidation of the Company with any one or more of its direct and indirect subsidiaries and no other Person; and any transaction to which Section 6 or 7 of the Original Agreement applies.

  3.5.  Committees.  Each committee of the Board shall be composed so that the
        ----------
representation thereon of Management Designated Directors and Fund Designated Directors shall be in the same proportion, as nearly as may be, as the representation of such directors on the whole Board, except as consented to by the Majority Holders entitled to designate the directors to be excluded; provided, however, that no Management Designated Director shall sit on the audit
- --------  -------
committee or any committee charged with the consideration of matters related to compensation, employee stock options, or the like; and provided, further, that
                                                       --------  -------
the Fund Designated Directors shall at all time constitute a majority of all of the directors on each such committee.

  3.6.  Special Rule for Fund Designated Directors.  In the case of Fund
        ------------------------------------------
Designated Directors, the holders of a majority of the shares specified below shall be entitled to designate the portion specified below of the number of Fund Designated Directors then to be designated:

     Shares                            Number
     ------                            ------

  Shares Originally Issued             One half of the number to be designated
  To Bain Capital Fund IV, L.P.        plus one half, rounded up to the nearest
                                       whole number.

  Shares Originally Issued             One half of the number to be designated
  to Bain Capital Fund IV-B, L.P.      minus one half, rounded down to the
                                       nearest whole number.

  3.7.  Proxy; the Company.
        ------------------

        3.7.1.  Proxy.  In order to assist in the implementation of the
                -----
  foregoing provisions of this Section 3, each holder of Voting Shares hereby constitutes and appoints:

        (i) the Fund Designated Directors from time to time in office, and each of them, as attorneys and proxies, with full power of substitution, to receive all notices, and to represent, vote and consent, with respect to all Voting Shares held by such holder, in such manner as said proxies may, in the exercise of their sole and absolute discretion, determine, and without any notice to such holder (such notice being expressly waived by such holder), whether or not said representation, vote or consent benefits the interests of any of said proxies, but only with respect to any and all of the matters specified in clauses (i) and (iv) of Section 3.1, clause (iii) of Section 3.3 and Section 3.4;

        (ii)  [intentionally deleted]; and

        (iii) the Management Designated Directors from time to time in office, and each of them, as attorneys and proxies, with full power of substitution, to receive all notices, and to represent, vote and consent, with respect to all Voting Shares held by such holder, in such manner as said proxies may, in the exercise of their sole and absolute discretion, determine, and without any notice to such holder (such notice being expressly waived by such holder), whether or not said representation, vote or consent benefits the interests of any of said proxies, but only with respect to any and all of the matters specified in clause (iii) of Section 3.1 and clause (ii) of Section 3.3 .

  The foregoing proxy is irrevocable, is coupled with an interest in the Company generally and shall remain in full force and effect notwithstanding the passage of time (including without limitation the three-year period specified in Section 212(b) of the Delaware Corporation Law) until terminated in accordance with the provisions of Section 3.8.

  3.8.  Period.  The foregoing provisions of this Section 3 shall expire on the
        ------
earliest of: (i) the tenth anniversary of the date hereof; (ii) the date of termination of this Agreement; (iii) the first date on which the Fund Investors own less than fifty percent (50%) of all Securities owned by them immediately after the consummation of the initial closing of the Initial Public Offering; or (iv) one year after the date, if any, after the Initial Public Offering on which the Fund Investors shall distribute all Fund Securities to any trust for the benefit of parties of a Fund Investor or an Affiliated Fund or pro rata to the partners of a Fund Investor or Affiliated Fund; provided,
                                                                   --------
however, that the provisions of clause (iii) of Section 3.1, clause (ii) of
- -------
Section 3.2.1, clause (ii) of the first sentence of Section 3.3, and clause
(iii) of the first sentence of Section 3.7.1 shall expire on any earlier date that the Management Investors own less than fifty percent (50%) of all Securities owned by them immediately after the consummation of the initial closing of the Initial Public Offering.

     4.  CERTAIN TRANSFER RIGHTS AND RESTRICTIONS.

     4.1.  Securities.  No holder of any Non-Fund Security shall sell,
           ----------
pledge, assign, grant a participation interest in, encumber or otherwise transfer or dispose of any of such Non-Fund Securities to any other Person, whether directly, indirectly, voluntarily, involuntarily, by operation of law, pursuant to judicial process (including, without limitation, divorce decree) or otherwise (a "Transfer"), except as permitted by this Section 4.1 and except as
              --------
provided in Section 4.3. Except as provided in Section 4.3, any attempted Transfer of Non-Fund Securities not permitted by this Section 4.1 shall be null and void, and the Company shall not in any way give effect to any such impermissible Transfer.

          4.1.1.  Transfers under this Agreement, etc.  Any Investor may
                  -----------------------------------
    Transfer any orFund or pro rata to the all Non-Fund Securities held by such
    Investor: (i) to the Company or any subsidiary of the Company in one or more transactions approved by the Board, (ii) to any Fund Investor, (iii) on the terms and subject to the conditions of Section 8, or (iv) to the public through a broker, dealer or market maker pursuant to Rule 144 after the Initial Public Offering.

          4.1.2.  Transfers of Management Securities to Immediate Family.  Any
                  ------------------------------------------------------
    individual holder of Management Securities may Transfer any or all of such Securities to a Member of the Immediate Family of such holder; provided,
                                                                   --------
    however, that no such Transfer shall be effective until such Member of the
    -------
    Immediate Family has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that the Securities to be received by such Member of the Immediate Family are subject to all the provisions of this Agreement and that such Member of the Immediate Family is bound hereby and a party hereto to the same extent as a Management Initial Investor; and provided, further, that any transfer of an
                                     --------  -------
    Option shall be subject to all of the terms and conditions of such Option, or the plan under which such Option was issued, in addition to the terms and conditions hereof.

          4.1.3.  Transfers of Management Securities Upon Death.  Upon the
                  ---------------------------------------------
    death of any individual holder of Management Securities, the Securities held by such holder may be distributed by will or other instrument taking effect at death or by applicable laws of descent and distribution to such holder's estate, executors, administrators and personal representatives, and then to such holder's heirs, legatees or distributees, whether or not such recipients are Members of the Immediate Family of such holder; provided, however, that no such Transfer shall be effective until
            --------  -------
    the recipient has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that the Securities to be received by such recipient are subject to all the provisions of this Agreement and that such recipient is bound hereby and a party hereto to the same extent as a Management Initial Investor; and provided, further, that any transfer of an Option shall be subject to all of
    --------  -------
    the terms and conditions of such Option, or the plan under which such Option was issued, in addition to the terms and conditions hereof.

          4.1.4. [Intentionally Deleted]

          4.1.5.  Transfers of Certain Securities in Connection with Certain
                  ----------------------------------------------------------
    Loans. Any holder of Management Securities may pledge Initial Shares to any
    -----
    bank or other financial institution (other than a Competitor Institution) to secure any bona fide recourse debt of such holder to such bank or financial institution for borrowed money not exceeding the Fair Market Value of the Securities subject to such pledge; provided, however, that no such pledge
                                       --------  -------
    may be made unless the pledgee shall have delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company to the effect that the Securities subject to such pledge shall remain (both before and after foreclosure, if any) subject to all of the terms and provisions hereof as Management Securities or Weider Securities, respectively; and provided, further, that any such transfer of
                                  --------  -------
    an Option shall be subject to all of the terms and conditions of such Option, or the plan under which such Option was issued, in addition to the terms and conditions hereof. For purposes of this Section 4.1.5, Fair Market Value shall be determined in good faith by the Board as of the date of the pledge in question; provided, however, that in the event of a dispute as to
                        --------  -------
    Fair Market Value, such Fair Market Value shall be determined by an Independent Investment Banking Firm selected by agreement of the Board and the holder of Securities proposing to pledge the same; and provided,
                                                               --------
    further, that any transfer of an Option shall be subject to all of the terms
    -------
    and conditions of such Option, or the plan under which such Option was issued, in addition to the terms and conditions hereof. All fees and costs of such Independent Investment Banking Firm shall be paid by the holder of Securities proposing to pledge the same.

          4.1.6.  [Intentionally Deleted]

          4.1.7.  Transfers of Other Securities.  Any holder of Other
                  -----------------------------
    Securities may Transfer any or all of such Securities to any Person whatsoever; provided, however, that no such Transfer shall be effective
                --------  -------
    until the recipient has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that the Securities to be received by such recipient are subject to all the provisions of this Agreement and that such recipient is found hereby and a party hereto to the same extent as a Other Initial Investor.

          4.1.8.  Transfers of Management Securities to Charities.  Any holder
                  -----------------------------------------------
    of Management Securities may Transfer as a charitable gift any or all of such Securities to any Person which is described in Section 501(c)(3) of the Internal Revenue Code of 1986, as from time to time in effect; provided,
                                                                   --------
    however, that no such Transfer shall be effective until such transferee has
    -------
    delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that the Securities to be received by such transferee are subject to all the provisions of this Agreement and that such transferee is bound hereby and a party hereto to the same extent as a Management Initial Investor; and provided, further, that
                                                      --------  -------
    any transfer of an Option shall be subject to all of the terms and conditions of such Option, or the plan under which such Option was issued, in addition to the terms and conditions hereof.

    4.2.  Unit Securities and Weider Securities.  Unit Securities and Weider
          -------------------------------------
Securities may be transferred without restriction under this Section 4; provided, however, that by acceptance of delivery of such Securities the
- --------  -------
recipient thereof shall be bound hereby and be deemed a party hereto as a Unit Investor or Weider Investor, as the case may be, and shall be deemed to have ratified and approved the grant, execution and delivery of the proxies contained in Section 3.7.1 by the Unit Initial Investors and Weider Initial Investors as such Unit Investor's or Weider Investor's attornies-in-fact.

    4.3.  Period.  The foregoing provisions of this Section 4 shall expire on
          ------
the first date on which the Fund Investors shall own less than fifty percent (50%) of all Securities owned by them immediately after the consummation of the initial closing of the Initial Public Offering; provided that, subject to
Section 4.5, none of the restrictions on transfer set forth in this Section 4 shall apply to the Weider Securities.

    4.4.  Status in Hands of Certain Transferees.  Securities and Unit
          --------------------------------------
Securities Transferred pursuant to and in compliance with Sections 6 or 7 of the Original Agreement shall in the hands of the Proposed Buyer not constitute Securities or Unit Securities for any purpose hereof. Securities or Unit Securities Transferred (i) pursuant to and in compliance with Section 8 hereof or (ii) in compliance with this Agreement in any public offering or under Rule 144 or otherwise pursuant to clause (c) of the definition of Registrable Securities shall in the hands of the recipient not constitute Securities or Unit Securities or Weider Securities for any purpose hereof.

    4.5.  Lock-Up.  Notwithstanding any provision to the contrary contained in
          -------
this Section 4, no Transfer may be made pursuant to this Section 4 except in compliance with the provisions of Section 8.5 hereof.

    5.  [INTENTIONALLY DELETED.]

    6.  [INTENTIONALLY DELETED.]

    7.  [INTENTIONALLY DELETED.]

    8. REGISTRATION RIGHTS. The Company will perform and comply, and cause each of its subsidiaries to perform and comply, with such of following provisions as are applicable to it. Each holder of Securities or Unit Securities will perform and comply with such of the following provisions as are applicable to such holder.

    8.1.  Piggyback Registration Rights.
          -----------------------------

          8.1.1.  Election.  Whenever the Company proposes to register (other
                  --------
    than a registration pursuant to Section 8.3.3) on form S-1, S-2 or S-3 (or any successor form) any shares of Common Stock for its own or others' account under the Securities Act for a public offering (each a "Public
                                                                    ------
    Offering"), the Company shall furnish each holder of Registrable Securities
    --------
    prompt notice of its intent to do so. Upon the request of any such holder given by notice to the Company within twenty (20) days after the effectiveness of such notice from the Company, the Company will use its reasonable best efforts to cause to be included in such registration all of the Registrable Securities which such holder requests.

          8.1.2.  Further Assurances.  Holders of Registrable Securities
                  ------------------
    participating in any Public Offering shall take all such actions and execute all such documents and instruments that are reasonably requested by the Company to effect the sale of their Registrable Securities in such Public Offering, including without limitation being parties to the underwriting agreement entered into by the Company and any other selling shareholders in connection therewith and being liable in respect of any representations and warranties being made by each selling shareholder and any indemnification agreements and "lock-up" agreements made by each selling shareholder for the benefit of the underwriters in such underwriting agreement; provided,
                                                                --------
    however, that (i) no Management Initial Investor party to an employment
    -------
    agreement with the Company or any of its subsidiaries shall be required hereunder to extend the term thereof and (ii) except with respect to individual representations and warranties regarding such matters as legal capacity or due organization of such participating holder, authority to participate in the Public Offering, compliance by such selling shareholder with laws and agreements applicable to it, ownership (free and clear of liens, charges, encumbrances and adverse claims) of Registrable Securities to be sold by such selling shareholder and accuracy of information with respect to such selling shareholder furnished for inclusion in any disclosure document relating to each Public Offering ("Individual
                                                           ----------
    Underwriting Agreement Representations"), the aggregate amount of the
    --------------------------------------
    liabilities of such participating holder of Registrable Securities pursuant to such underwriting agreement shall not exceed either (a) such participating holder's pro rata portion of any such liability, in accordance with such participating holder's portion of the total number of Registrable Securities included in the Public Offering or (b) the net proceeds received by such participating holder from the Public Offering. In the case any Management Initial Investor holding Registrable Securities shall request participation in any Public Offering pursuant to this Section 8.1, the Company shall use its reasonable best efforts to induce the managing underwriter of the securities being offered to permit such Management Initial Investor to make no representations or warranties in the underwriting agreement other than

    Individual Underwriting Agreement Representations, but to be liable as indemnitors with respect to any other representations or warranties made by other selling holders in such underwriting agreement, but in the event the managing underwriter shall not accede to such request, such Management Initial Investor shall, within five days of notice to that effect from the managing underwriter or its counsel, either elect to make such other representations and warranties in the underwriting agreement as shall be made by other participating holders or to withdraw from participation.

          8.1.3.  Expenses.  The Company shall pay all expenses of the
                  --------
    holders of Registrable Securities participating in any Public Offering pursuant to this Section 8.1, other than (i) underwriting discounts and commissions, if any, (ii) applicable transfer taxes, if any, and (iii) fees and charges of any attorneys or other advisors (other than attorneys and advisor retained by the Company to advise it in connection with such Public Offering and one counsel retained to advise all holders of Registrable Securities in connection with such Public Offering) retained by any such holders.

          8.1.4.  Excluded Transactions.  Notwithstanding the preceding
                  ---------------------
    provisions of this Section 8.1, no holder of Registrable Shares shall have any right of participation or otherwise with respect to the following Public
    Offerings:

              (a) Any Public Offering relating primarily to employee benefit plans, or

              (b) Any Public Offering the proceeds of which are used principally to financethe acquisition after the date hereof by the Company or any of its subsidiaries of any acquired businesses or any Public Offering constituting an exchange of securities for securities of any such acquired businesses.

    8.2.  Demand Registration Rights.
          --------------------------

          8.2.1.  Registration on Request of Holders of Fund Securities.  One
                  -----------------------------------------------------
    or more holders of Fund Securities that wish to register securities representing at least twenty-five percent (25%) of the total amount of Fund Securities then outstanding (as to such registration, the "Initiating
                                                               ----------
    Holders") may, by notice to the Company specifying the intended method or
    -------
    methods of disposition, request that the Company effect the registration under the Securities Act of all or a specified part of the Registrable Securities held by such Initiating Holders. Promptly after receipt of such notice, the Company will give notice of such requested registration to all other holders of Registrable Securities. The Company will then use its reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been requested to register by such Initiating Holders, and, subject to all of the provisions of this Section 8, all other Registrable Securities which the Company has been requested to register pursuant to Section 8.1.1 by notice delivered to the Company within 20 days after the giving of such notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities which the Company has been so requested to register. No holder of Fund Securities shall present any request for registration pursuant to this Section 8.2.1 at any time within one hundred eighty (180) days after either the furnishing by the Company of any notice of proposed registration under Section 8.1 or 8.2 hereof (unless abandoned by notice from the Company or the Majority Initiating Holders, as applicable) or the consummation of any other Public Offering, without the prior consent of the Company. The provisions of this
    Section 8.2.1 are subject to the rights of the Weider Investors to sell the Weider Securities in accordance with Section 8.3.1.2.1.

           8.2.2.  Registration on Request of Holders of Non-Fund Securities
                   ---------------------------------------------------------
    and Unit Securities.  All rights under Sections 8.2.2.2, 8.2.2.3, 8.2.2.4
    -------------------
    and 8.2.2.5 below are subject to the rights of the Weider Investors to sell the Weider Securities as set forth in Section 8.3.1.2.1.

                8.2.2.1. Weider Investors.  Subject to the provisions of the
                         ----------------
           following sentence, the demand registration rights granted pursuant to this Section 8.2.2.1 may not be exercised after the timely purchase by the Company of Weider Securities in accordance with the terms and conditions of the Stock and Warrants Purchase Agreement (including, but not limited to, Section 2 thereof), dated on or about September 6, 1996 (the "Stock and Warrant Purchase Agreement") among
                                   ------------------------------------
           the Company, IHF, the Weider Initial Investors and certain other parties. The demand registration rights set forth in the balance of this Section 8.2.2.1 shall continue in full force and effect until the rights of the Weider Initial Investors set forth in Section
           8.3.1.2.1 hereof shall have become effective and shall be reinstated in the event the Weider Initial Investors are not permitted to exercise the rights set forth in Section 8.3.1.2.1 hereof for any reason. At any time not earlier than the fourth anniversary of the closing under the Master Transaction Agreement, the Weider Majority Holders (as to such registration, the "Initiating Holders") may, by
                                                  ------------------
           notice to the Company specifying the intended method or methods of disposition, request that the Company effect the registration under the Securities Act of all or a specified part of the Registrable Securities held by such holders. The demand registration rights granted pursuant to this Section 8.2.2.1 may not be exercised on more than two occasions, the second of which shall not be prior to one hundred eighty (180) days after the fifth anniversary of the closing under the Master Transaction Agreement.

                8.2.2.2.  Management Investors.  At any time not earlier than
                          --------------------
           the fourth anniversary of the closing under the Master Transaction Agreement, the Management Majority Holders (as to such registration, the "Initiating Holders") may, by notice to the Company specifying
                ------------------
           the intended method or methods of disposition, request that the Company effect the registration under the Securities Act of all or a specified part of the Registrable Securities held by such holders. The demand registration rights granted pursuant to this Section
           8.2.2.2 may not be exercised on more than two occasions, the second of which shall not be prior to one hundred eighty (180) days after the fifth anniversary of the closing under the Master Transaction Agreement.

                8.2.2.3.  Certain Management Investors.  In addition to the
                          ----------------------------
           registration rights provided in Section 8.2.2.2, at any time not earlier than the seventh anniversary of the closing under the Master Transaction Agreement, each of Scott Watterson and Gary Stevenson (as to such registration, the "Initiating Holders") may, by notice to the
                                      ------------------
           Company specifying the intended method or methods of disposition, request that the Company effect the registration under the Securities Act of all or a specified part of the Registrable Securities held by such holders. The demand registration rights granted pursuant to this
           Section 8.2.2.3 may be exercised by Scott Watterson or Gary Stevenson on any number of occasions; provided, however, that such rights may
                                       --------  -------
           only be exercised by such holder at such time as (i) such holder beneficially owns, directly or indirectly, more than 5% of the outstanding Common Stock of the Company, (ii) each of the two registration rights of such holder pursuant to Section 8.2.2.2 shall have previously been exercised, and (iii) such holder has been cut back in connection with the exercise of at least one such previous registration right pursuant to Section 8.3.1.

                8.2.2.4.  Holders of Unit Securities.  At any time not earlier
                          --------------------------
           than one hundred eighty (180) days after the closing of the Initial Public Offering, the holders of Unit Securities (other than the Company, the Fund Initial Investors, the Weider Initial Investors (but in the case of the Weider Initial Investors, only prior to the date the demand registration rights granted pursuant to Section
           8.2.2.1 may no longer be exercised), the Other Initial Investors or the Management Initial Investors) representing an aggregate of at least 25% of the Unit Securities initially outstanding (as to such registration, the "Initiating Holders" shall mean all holders of
                              ---------- -------
           Unit Securities participating therein) may, by notice to the Company specifying the intended method or methods of disposition, request that the Company effect the registration under the Securities Act of all or a specified part of the Registrable Securities held by such holders. The demand registration rights granted pursuant to this
           Section 8.2.2.4 may not be exercised on more than two occasions, and shall expire on such date, if any, as all Unit Securities are freely tradeable under clause (k) of Rule 144 and no holder of Unit Securities holds more than one percent (1%) of all outstanding shares of Common Stock.

                8.2.2.5.  Certain Provisions.  No holder of Non-Fund Securities
                          ------------------
           or Unit Securities shall present any request for registration pursuant to this Section 8.2.2 at any time within one hundred eighty
           (180) days after either the furnishing by the Company of any notice of proposed registration under Section 8.1 or 8.2 hereof (unless abandoned by notice from the Company or the Majority Initiating Holders, as applicable) or the consummation of any other Public Offering, without the prior consent of the Company. Promptly after receipt of any notice requesting registration of Registrable Securities pursuant to this Section 8.2.2, the Company will give notice of such requested registration to all other holders of Registrable Securities. The Company will then use its reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been requested to register by the holders requesting pursuant to this Section 8.2.2, and, subject to all of the provisions of this Section 8, all other Registrable Securities which the Company has been requested to register pursuant to Section 8.1.1 by notice delivered to the Company within 20 days after the giving of such notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities which the Company has been so requested to register.

           8.2.3.  Form.  Each registration requested pursuant to this Section
                   ----
     8.2 shall be effected by the filing of a registration statement on Form S-1 (or any other form which includes substantially the same information as would be required to be included in a registration statement on such form as currently constituted), unless the use of a different form has been agreed to in writing by holders of at least a majority of the Registrable Securities held by the Initiating Holders (the "Majority Initiating
                                                     -------------------
     Holders").
     -------

             8.2.4.  Registrations Pursuant to Section 8.2.  In the case of a
                     -------------------------------------
     registration pursuant to Section 8.2, whenever the Majority Initiating Holders shall request that such registration shall be effected pursuant to an underwritten offering, such registration shall be so effected, and all Registrable Securities to be included in such registration shall be included in such underwritten offering, subject to the cutback provisions of Section 8.3.1. If requested by such underwriters, the Company will enter into an underwriting agreement with such underwriters for such offering containing such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, customary indemnity and contribution provisions.

             8.2.5.  Expenses.  The Company shall pay all expenses of the
                     --------
     holders of Registrable Securities participating in any Public Offering pursuant to this Section 8.2, other than (i) underwriting discounts and commissions, if any, (ii) applicable transfer taxes, if any, and (iii) fees and charges of any attorneys or other advisors (other than attorneys and advisors retained by the Company to advise it in connection with such Public Offering and one counsel retained to advise all holders of Registrable Securities in connection with such Public Offering) retained by any such holders.

8.3. Certain Other Provisions.
     ------------------------

     8.3.1.  Cutbacks.
             --------

           8.3.1.1.  General Cutback Rules.  Notwithstanding the foregoing
                     ---------------------
     provisions of this Section 8 and subject to the exceptions and qualifications set forth in Section 8.3.1.2 hereof, if the Company is advised in good faith by any managing underwriter of securities being offered pursuant to any Public Offering under this Section 8 that the number of shares requested to be sold in such Public Offering is greater than the number of such shares which can be included in such Public Offering without materially adversely affecting such Public Offering, the shares to be included in such offering shall be reduced to the extent requested by such managing underwriter as provided in this Section 8.3.1.1:

                8.3.1.1.1.  Company Registration Rights or IPO.  Upon
                            ----------------------------------
           registration by the Company of securities for its own account as contemplated by Section 8.1.1 or in the case of an Initial Public Offering, shares to be included in such offering shall be reduced in the following order and fashion:

                        (i) first, Registrable Securities requested to be included in the Public Offering by Persons other than the Company, if any, with respect to such Public Offering shall be reduced pro rata (based on the number of shares requested to be included by such Persons); and

                        (ii) second, securities proposed to be included by the Company shall be reduced.

                   8.3.1.1.2.  Demand Registration Rights.  Upon the exercise of
                               --------------------------
                demand registration rights by the Initiating Holders pursuant to
                Section 8.2 (except in the case of an Initial Public Offering), the shares to be included in such offering shall be reduced in the following order and fashion:

                        (i) first, securities other than Registrable Securities proposed to be included shall be reduced pro rata (based on the number of such securities proposed to be included); and

                        (ii) second, Registrable Securities requested to be included by Persons other than the Company, if any, with respect to such Public Offering shall be reduced pro rata (based on the number of shares requested to be included by such Persons).

             8.3.1.2.  Exceptions to General Cutback Rules.  The general rules
                       -----------------------------------
     regarding cutbacks which are set forth in Section 8.3.1.1 hereof are subject to the following further exceptions and qualifications:

                   8.3.1.2.1.  Weider Priority.  Except as provided below, no
                               ---------------
                holders of Registrable Securities shall have any right to participate in the first closing of the Initial Public Offering. If at or prior to the first closing of the Initial Public Offering, the Company shall not have purchased 100% of the Initial Shares held by all Weider Investors (other than Weider Common Securities which are not so purchased by reason of the breach by a Weider Investor of its obligation to sell and deliver such securities strictly in accordance with the provisions of the Stock and Warrant Purchase Agreement not resulting from a breach by the Company) then each such Weider Investor (together with all other Weider Investors not so in breach) shall have first priority to sell its remaining Initial Shares pursuant to the underwriter's over-allotment option with respect to the Initial Public Offering (pro rata among such Weider Investors). If after the first closing of the Initial Public Offering and the closing of the over-allotment option with respect thereto, any Weider Investor shall not have sold 100% of the Initial Shares held by it (other than Weider Common Securities which are not so purchased by reason of the breach by such Weider Investor of its obligation to sell and deliver such securities strictly in accordance with the provisions of the Stock and Warrant Purchase Agreement and not resulting from a breach by the Company or any election on the part of such Weider Investor not to exercise its rights hereunder to include such Weider Common Securities in said over-allotment option, after receiving timely the opportunity to do so in accordance with the provisions hereof), such Weider Investor (together with the other Weider Investors not so in breach or who have not made such election, as the case may be) shall have first priority to sell its remaining Initial Shares in the first registered public offering following the Initial Public Offering (pro rata among such Weider Investors). If after the closing of the first registered public offering following the Initial Public Offering, any Weider Investor shall not have sold 100% of the Initial Shares held by it (other than Weider Common Securities which are not so purchased by reason of the breach by a Weider Investor of its obligation to sell and deliver such securities strictly in accordance with the provisions of the Stock and Warrant Purchase Agreement not resulting from a breach by the Company or any election on the part of such Weider Investor not to exercise its registration rights hereunder after receiving timely the opportunity to do so in accordance with the provisions hereof), such Weider Investor (together with the other Weider Investors not so in breach or who have not made such election, as the case may be) shall have first priority to sell its remaining Initial Shares in each registered public offering thereafter until all of the Initial Shares held by such Weider Investor have been sold.

                     8.3.1.2.2.  Remaining Investors.  Subject to the
                                 -------------------
                prevailing provisions of Section 8.3.1.2.1, participation by the holders of Registrable Securities other than the Weider Investors shall be subject to cut-backs as set forth in Section
                8.3.1.1 and as provided in Section 5 of the Stock and Warrant Purchase Agreement; provided, however, that the holders of
                                    --------  -------
                Management Securities are excluded from any participation in the first registered public offering following the Initial Public Offering other than with respect to the underwriter's over-allotment option in connection therewith, as to which over-allotment option the holders of Management Securities shall have priority as to participation subject to the prior rights of Weider Investors set forth in Section 8.3.1.2.1.

             8.3.2.  Number of Requests, Minimum IPO Size, etc.  In the event
                     -----------------------------------------
     the number of shares requested to be included in a Public Offering by the Initiating Holders with respect thereto is reduced by operation of the provisions of Section 8.3.1, such demand shall be excluded in determining the number of demands exercisable by such Initiating Holders. Except in the case of a demand pursuant to Section 8.2.2.4, no demand may be made unless the Initiating Holders with respect thereto hold Registrable Securities constituting at least ten percent (10%) of the aggregate outstanding number of shares of Common Stock. In the event a proposed demand would result in the Initial Public Offering, the Company shall not be obligated to effect such registration unless the proceeds (net of underwriters' discount and commission) therefrom exceed $40,000,000, and any such demand which does not result in an effective registration by operation of this sentence shall not count for purposes of determining the number of demands exercisable by the Initiating Holders in question.

             8.3.3.  Resale Shelf Registration for Unit Securities.  In
                     ---------------------------------------------
     addition to the registration rights granted pursuant to Section 8.1 and 8.2 above, upon the request of the Unit Majority Holders, the Company will at its own expense, not later than three hundred and ninety five (395) days after the effectiveness of the first underwritten Public Offering, file, and use its reasonable best efforts to cause to become and remain effective, a shelf registration statement under the Securities Act covering the Registrable Securities included in the Unit Securities until such time as may be consented to by the Unit Majority Holders; provided, however,
                                                          --------  -------
     that (i) the rights provided by this Section 8.3.3 shall expire on such date, if any, as all Unit Securities are freely tradeable under clause (k) of Rule 144 and no holder of Unit Securities holds more than one percent (1%) of all outstanding shares of Common Stock and (ii) the Company shall not be required to file any registration statement pursuant to this Section
     8.3.3 at any time within one hundred eighty (180) days after either the furnishing by the Company of any notice of proposed registration under

     Section 8.1 or 8.2 hereof (unless abandoned by notice from the Company or the Majority Initiating Holders, as applicable) or the consummation of any other Public Offering.

           8.3.4.  Other Actions.  In the case of each request for registration
                   -------------
     of any Registrable Securities as provided in this Section 8, the Company shall take or cause to be taken all appropriate or customary actions in furtherance thereof, including, without limitation: (i) filing with the Securities and Exchange Commission (the "Commission") a registration
                                              ----------
     statement and using its reasonable best efforts to cause such registration statement to become effective, (ii) preparing and filing with the Commission such amendments and supplements to such registration statements as may be required to comply with the Securities Act and to keep such registration statement effective for a period not to exceed 180 days from the date of effectiveness or such earlier time as the Registrable Securities covered by such registration statement have been disposed of in accordance with the intended method of distribution therefor or the expiration of the time when a prospectus relating to such registration is required to be delivered under the Securities Act, (iii) use its reasonable best efforts to register or qualify such Registrable Securities under the state securities or "blue sky" laws of such jurisdictions as the Majority Initiating Holders (or in the case of a registration initiated under
     Section 8.1, the holders of a majority of the Registrable Securities requested to be included therein) shall reasonably request; provided,
                                                                 --------
     however, that the Company shall not be obligated to file any general
     -------
     consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it would not otherwise be so subject; and (iv) otherwise cooperate reasonably with, and take such other actions as may reasonably be requested by the Majority Initiating Holders (or in the case of a registration initiated under Section 8.1, the holders of a majority of the Registrable Securities requested to be included therein) in connection with, such registration.

           8.3.5.  Selection of Managing Underwriters.  In the case of any
                   ----------------------------------
     registration proposed by the Company for the Public Offering of securities for its own account, the managing underwriters, if any, with respect thereto shall be selected by the Company. In the case of any registration pursuant to Section 8.2 hereof, the holders of a majority of the Registrable Securities requested to be included therein hereunder shall select the managing underwriters, if any, with respect thereto. Notwithstanding the foregoing provisions of this Section 8.3.5, in the case of the Initial Public Offering, the managing underwriter with respect thereto shall be selected by the Fund Majority Holders and the co-managing underwriter with respect thereto shall be selected by the Weider Majority Holders.

           8.3.6.  Selection of Counsel.  Counsel to the Company in connection
                   --------------------
     with any Public Offering shall be selected by the Company, and counsel to the selling holders of Registrable Securities shall be selected by the holders of a majority of the Registrable Securities (other than Fund Securities) requested pursuant to the provisions hereof to be included therein.

     8.4.  Indemnification and Contribution.
           --------------------------------

           8.4.1.  Indemnities of the Company.  In the event of any
                   --------------------------
     registration of any Registrable Securities or other debt or equity securities of the Company or any of its subsidiaries under the Securities Act pursuant to this Section 8 or otherwise, and in connection with any registration statement or any other disclosure document produced by or on behalf of the Company or any of its subsidiaries pursuant to which securities of the Company or any of its subsidiaries are sold (whether or not for the account of the Company) or any other disclosure document produced by or on behalf of the Company or any of its subsidiaries, including without limitation reports required or other documents filed under the Exchange Act, the Company will, and hereby does, and will cause its subsidiaries, jointly and severally to, indemnify and hold harmless each seller of Registrable Securities, any other holder of Securities or Unit Securities who is or might be deemed to be a controlling Person of the Company and any of its subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, their respective direct and indirect partners, advisory board members, directors, officers and shareholders, and each other Person, if any, who controls any such seller or any such holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being referred to herein as a "Covered Person"), against any losses, claims, damages or liabilities, joint or several, to which such Covered Person may be or become subject under the Securities Act, the Exchange Act, any other securities or other law of any jurisdiction, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in any registration statement under the Securities Act, any preliminary prospectus or final prospectus included therein, or any related summary prospectus, or any amendment or supplement thereto, or any document incorporated by reference therein, or any other such disclosure document (including without limitation reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or other document or report, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company or any of its subsidiaries of any federal, state or common law rule or regulation applicable to the Company or to any of its subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or other document or report, and will reimburse such Covered Person for any legal or any other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that neither the Company nor any
                           --------  -------
     of its subsidiaries shall be liable to any Covered Person in any such case to the extent that any such loss, claim, damage, liability, action or proceeding arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, incorporated document or other such disclosure document or other document or report, in reliance upon and in conformity with written information furnished to the Company or to any of its subsidiaries through an instrument duly executed by such Covered Person specifically stating that it is for use in the preparation thereof. The indemnities of the Company and of its subsidiaries contained in this
     Section 8.4.1 shall remain in full force and effect regardless of any investigation made by or on behalf of such Covered Person and shall survive any transfer of securities.

           8.4.2.  Indemnities to the Company.  The Company and any of its
                   --------------------------
     subsidiaries may require, as a condition to including any securities in any registration statement filed pursuant to this Section 8, that the Company and any of its subsidiaries shall have received an undertaking satisfactory to it from the prospective seller of such securities, to indemnify and hold harmless the Company and any of its subsidiaries, each director of the Company or any of its subsidiaries, each officer of the Company or any of its subsidiaries who shall sign such registration statement and each other Person (other than such seller), if any, who controls the Company and any of its subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, (each such person being also referred to herein as a "Covered Person" ), with respect to any statement in or
                  --------------
     omission from such registration statement, any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto, or any other disclosure document (including without limitation reports and other documents filed under the Exchange Act or any document incorporated therein) or other document or report, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or to any of its subsidiaries through an instrument executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, incorporated document or other document or report. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, any of its subsidiaries, or any such director, officer or controlling Person and shall survive any transfer of securities.

           8.4.3.  Indemnification Procedures.  Promptly after receipt by a
                   --------------------------
     Covered Person of notice of the commencement of any action or proceeding involving a claim of the type referred to in the foregoing provisions of this Section 8.4, such Covered Person will, if a claim in respect thereof is to be made by such Covered Person against any indemnifying party, give written notice to each such indemnifying party of the commencement of such action; provided, however, that the failure of any Covered Person to give
             --------  -------
     notice to such indemnifying party as provided herein shall not relieve any indemnifying party of its obligations under the foregoing provisions of this Section 8.4, except and solely to the extent that such indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against a Covered Person, each indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such Covered Person (who shall not, except with the consent of the Covered Person, be counsel to such an indemnifying party), and after notice from an indemnifying party to such Covered Person of its election so to assume the defense thereof, such indemnifying party will not be liable to such Covered Person for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; provided,
                                                                    --------
     however, that (i) if the Covered Person reasonably determines that there
     -------
     may be a conflict between the positions of such indemnifying party and the Covered Person in conducting the defense of such action or if the Covered Person reasonably concludes that representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, then counsel for the Covered Person shall conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interests of the Covered Person and such indemnifying party shall employ separate counsel for its own defense, (ii) in any event, the Covered Person shall be entitled to have counsel chosen by such Covered Person participate in, but not conduct, the defense and
     (iii) the indemnifying party shall bear the legal expenses incurred in connection with the conduct of, and the participation in, the defense as referred to in clauses (i) and (ii) above. If, within a reasonable time after receipt of the notice, such indemnifying party shall not have elected to assume the defense of the action, such indemnifying party shall be responsible for any legal or other expenses incurred by such Covered Person in connection with the defense of the action, suit, investigation, inquiry or proceeding. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Covered Person of a release from all liabilities in respect of such claim or litigation.

           8.4.4.  Contribution.  If the indemnification provided for in
                   ------------
     Sections 8.4.1 or 8.4.2 hereof is unavailable to a party that would have been a Covered Person under any such Section in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such Covered Person, contribute to the amount paid or payable by such Covered Person as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such Covered Person on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or such Covered Person and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just or equitable if contribution pursuant to this Section 8.4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8.4.4 shall include any legal or other expenses reasonably incurred by such Covered Person in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

           8.4.5.  Limitation on Liability of Holders of Registrable Securities.
                   ------------------------------------------------------------
     The liability of each holder of Registrable Securities in respect of any indemnification or contribution obligation of such holder arising under this Section 8.4 shall not in any event exceed an amount equal to the net proceeds to such holder (after deduction of all underwriters' discounts and commissions and all other expenses paid by such holder in connection with the registration in question) from the disposition of the Registrable Securities disposed of by such holder pursuant to such registration.

     8.5.  Lock-up.  No holder of Securities or Unit Securities shall Transfer
           -------
any Securities, Unit Securities or any other Shares for a period beginning seven days immediately preceding and ending on the 180th day following any Public Offering without the prior written consent of the underwriters managing the offering; provided, however, that the provisions of this Section 8.5 shall not
          --------  -------
prohibit any Transfers among any Affiliates, provided that the transferee Affiliate agrees to be bound by the terms of this Agreement, including this
Section 8.5.

     9.  [INTENTIONALLY DELETED.]

     10. DETERMINATION OF FAIR MARKET VALUE. The term "Fair Market Value" shall mean the fair value of the applicable Security or other securities as of the applicable date on the basis of a sale of such Security or securities in an arms length private sale between a willing buyer and a willing seller, neither acting under compulsion (or, in the case of an Option or Warrant, the fair value of the Shares that may then be purchased by the holder of such Option or Warrant upon exercise thereof, minus the exercise price applicable thereto). In determining such Fair Market Value, no discount shall be taken for constituting a minority interest and no upward adjustment or discount shall be taken relating to the fact that the Securities in question are subject to the restrictions and entitled to the rights provided hereunder.

     11. REMEDIES. The Company, IHF and all holders of Securities and Unit Securities shall have all remedies available at law, in equity or otherwise in the event of any breach or violation of this Agreement or any default hereunder by the Company, IHF, any holder of Securities or any holder of Unit Securities. The parties acknowledge and agree that in the event of any breach of this Agreement, in addition to any other remedies which may be available, each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and, in addition, to such other equitable remedies (including, without limitation, preliminary or temporary relief) as may be appropriate in the circumstances.

     12.  LEGENDS.

     12.1.  Restrictive Legends.  Each certificate representing Securities shall
            -------------------
have the following legend endorsed conspicuously thereupon:

            "The securities represented by this certificate are subject to restrictions on voting and transfer and requirements of sale and the provisions as set forth in the Stockholders Agreement dated as of November 14, 1994, as amended and in effect from time to time, and constitute ______________ Securities as defined in such Stockholders Agreement. The Company will furnish a copy of such agreement to the holder of this certificate without charge upon written request."

     Any person who acquires Shares which are not subject to all or part of the terms of this Agreement shall have the right to have such legend (or the applicable portion thereof) removed from the certificates representing such Shares.

     12.2.  1933 Act Legends.  Each certificate representing Securities or Unit
            ----------------
Securities shall have the following legend endorsed conspicuously thereupon:

            "The securities represented by this certificate were issued in a private placement, without registration under the Securities Act of 1933, as amended (the "Act"), and may not be sold, assigned, pledged or otherwise transferred in the absence of an effective registration under the Act covering the transfer or an opinion of counsel, satisfactory to the issuer, that registration under the Act is not required."

     12.3.  Stop Transfer Instruction.  The Company will instruct any transfer
            -------------------------
agent not to register the Transfer of any Securities or Unit Securities until the conditions specified in the foregoing legends are satisfied.

     12.4.  Termination of Certain Restrictions.  The restrictions imposed by
            -----------------------------------
Section 12.2 hereof upon the transferability of Shares shall cease and terminate as to any particular Shares (i) when, in the opinion of Ropes & Gray, Latham & Watkins, Hutchins, Wheeler & Dittmar or other counsel reasonably acceptable to the Company, such restrictions are no longer required in order to assure compliance with the Securities Act or (ii) when such Shares have been effectively registered under the Securities Act or transferred pursuant to Rule
144. Wherever (i) such restrictions shall cease and terminate as to any Shares or (ii) such Shares shall be transferable under paragraph (k) of Rule 144, the holder thereof shall be entitled to receive from the Company, without expense, new certificates not bearing the legend set forth in Section 12.2 hereof.

     13.  AMENDMENT, TERMINATION, ETC.

     13.1.  No Oral Modifications.  This Agreement may not be orally amended,
            ---------------------
modified, extended or terminated, nor shall any oral waiver of any of its terms be effective.

     13.2.  Written Modifications.  This Agreement may be amended, modified,
            ---------------------
extended or terminated, and the provisions hereof may be waived, by an agreement in writing signed by the Fund Majority Holders and the holders of a majority of all Securities then outstanding and each such amendment, modification, extension, termination and waiver shall be binding upon each party hereto and each holder of Securities or Unit Securities subject hereto; provided, however,
                                                             --------  -------
that (i) no such amendment, modification, extension, termination or waiver which adversely affects the rights of the holders of Non-Fund Securities hereunder in any material respect or which amends, modifies, extends, terminates or waives any of the provisions of Sections 4, 8, or 13 hereof or the definitions of terms as used therein will be effective with respect to the holders of such Non-Fund Securities unless and until the consent of the holders of not less than 50% of such Non-Fund Securities has been obtained and (ii) no such amendment, modification, extension, termination or waiver (a) which adversely affects the rights of the holders of the Management Securities under Sections 3.1(iii), 3.2.1(ii), 3.3, 3.7.1(iii), 3.8, 4.1.2, 4.1.3, 4.1.8, the last sentence of
Section 8.1.2, or Section 8.2.2.2, Section 8.2.2.3 or Section 8.3.1 or the definitions of terms as used therein shall be effective with respect to the holders of Management Securities unless and until the consent of the Management Majority Holders has been obtained, (b) which adversely affect the rights of the holders of the Weider Securities under 4.2, 4.3, 4.4, 8.2.2.1 or 8.3.1.2 or the definitions of terms as used therein shall be effective with respect to the holders of Weider Securities unless and until the consent of the Weider Majority Holders has been obtained, (c) which adversely affects the rights of the holders of the Other Securities under Section 4.1.7, 8.1, 8.3 or 13 or the definitions of terms as used therein shall be effective with respect to the holders of Other Securities unless the consent of the Other Majority Holders has been obtained, or (d) which adversely affects the rights of the holders of the Unit Securities under Sections 4.2, 8.2.2.4 or 8.3.3 or the definitions of terms as used therein shall be effective with respect to the holders of Unit Securities unless the consent of the Unit Majority Holders has been obtained. In addition, each party hereto and each holder of Securities or Unit Securities subject hereto may waive any of its rights hereunder by an instrument in writing signed by such party or holder.

     14. AGREEMENTS TO REFRAIN FROM CERTAIN ACTIONS. The Company shall not, without the written approval of holders of a majority of the shares of Class L Common, pay any dividend or make any other distribution on any share of capital stock or other equity security of or interest in the Company other than Class L Common, or take any other action, so long as any share of Class L Common is outstanding and for three years thereafter, if the effect of such dividend, distribution or action might be to make the conversion of Class L Common to Class A Common pursuant to Article IV of the Company's certificate of incorporation as in effect on November 14, 1994 (the "Charter") or adjustment of
                                                      -------
the Class L Conversion Ratio (as defined in the Charter) a taxable event to holders of Class L Common.

     15.  MISCELLANEOUS.

     15.1.  Authority; Effect.  Each party hereto represents and warrants to
            -----------------
and agrees with each other party that the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized on behalf of such party and do not violate any agreement or other instrument applicable to such party or by which its assets are bound.
This Agreement does not, and shall not be construed to, give rise to the creation of a partnership among any of the parties hereto, or to constitute any of such parties members of a joint venture or other association.

     15.2.  Notices.  Notices and other communications provided for in this
            -------
Agreement shall be in writing and shall be effective (i) when one day shall have elapsed (exclusive of Saturdays, Sundays and banking holidays in the City of Boston) from their deposit for overnight delivery with Federal Express or other bonded courier (charges prepaid), addressed to the party or parties sought to be charged with notice of the same at the respective addresses set forth or referred to below, subject to written notice of change of address given by any party to each other party, (ii) when three (3) days shall have elapsed (exclusive of Saturdays, Sundays and banking holidays in the City of Boston) from their deposit in the U.S. mail, postage prepaid and registered or certified, addressed to the party or parties sought to be charged with notice of the same at the respective addresses set forth or referred to below, subject to written notice of change of address given by any party to each other party, or
(iii) if earlier, upon receipt.

            If to the Company or IHF, to it at:

                    c/o ICON Health & Fitness, Inc.
                    875 South Main Street
                    Logan, Utah  84321
                    Attention:  President
                              General Counsel
                    with a copy to:

                    Bain Capital, Inc.
                    Two Copley Place, 7th Floor
                    Boston, Massachusetts  02116
                    Attention:     Robert C. Gay
                              Geoffrey S. Rehnert

            If to the Fund Investors, to them at:

                    c/o Bain Capital, Inc.
                    Two Copley Place, 7th Floor
                    Boston, Massachusetts  02116
                    Attention:     Robert C. Gay

                              Geoffrey S. Rehnert

                    with a copy to:

                    Ropes & Gray
                    One International Place
                    Boston, Massachusetts 02110
                    Attention:  R. Newcomb Stillwell

            If to the Weider Investors, to them at:

                    c/o Weider Health and Fitness
                    21100 Erwin Street
                    Woodland Hills, California 91367-3772

                    with a copy to:

                    Latham & Watkins
                    885 Third Avenue
                    New York, New York 10022
                    Attention:  Roger H. Kimmel

            If to Scott Watterson or Gary Stevenson, to him at:

                    c/o ICON Health & Fitness, Inc.
                    875 South Main Street
                    Logan, Utah  84321

                    with a copy to:

                    Hutchins, Wheeler & Dittmar, a Professional Corporation 101 Federal Street
                    Boston, Massachusetts 02110
                    Attention:  Charles W. Robins

            If to any other Investor, to such Investor at the address set forth in the stock record book of the Company.

     Notice to the holder of record of any shares of capital stock shall be deemed to be notice to the holder of such shares for all purposes hereof.

     15.3.  Binding Effect, etc.  This Agreement constitutes the entire
            -------------------
agreement of the parties with respect to its subject matter, supersedes all prior or contemporaneous oral or written agreements or discussions with respect to such subject matter, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns. No provision of this Agreement providing for the expiration of any provision by lapse of time or upon the occurrence of specified events or otherwise shall relieve any Person of liability for breach or violation prior to such expiration.

     15.4.  Descriptive Headings.  The descriptive headings of this Agreement
            --------------------
are for convenience of reference only, are not to be considered a part hereof and shall not be construed to define or limit any of the terms or provisions hereof.

     15.5.  Counterparts.  This Agreement may be executed in multiple
            ------------
counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one instrument.

     15.6.  Severability.  If in any judicial or arbitral proceedings a court
            ------------
or arbitrator shall refuse to enforce any provision of this Agreement, then such unenforceable provision shall be deemed eliminated from this Agreement for the purpose of such proceedings to the extent necessary to permit the remaining provisions to be enforced. To the full extent, however, that the provisions of any applicable law may be waived, they are hereby waived to the end that this Agreement be deemed to be valid and binding agreement enforceable in accordance with its terms, and in the event that any provision hereof shall be found to be invalid or unenforceable, such provision shall be construed by limiting it so as to be valid and enforceable to the maximum extent consistent with and possible under applicable law.

     15.7.  Joint and Several Liability of the Company and IHF.  IHF shall be
            --------------------------------------------------
jointly and severally liable in respect of all payment obligations of the Company under this Agreement.

     16.  GOVERNING LAW, ARBITRATION.

     16.1.  Governing Law.  This Agreement shall be governed by and construed
            -------------
in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction; provided, however, that any dispute relating to the provisions of
              --------  -------
Section 16.2 hereof shall be governed by the United States Arbitration Act as then in force.

     16.2.  Arbitration.
            -----------

            16.2.1.  Generally.  Except solely as set forth in Section 16.2.3
                     ---------
     hereof, each dispute, difference, controversy or claim arising in connection with or related or incidental to, or question occurring under, this Agreement or the subject matter hereof shall be finally settled under the Commercial Arbitration Rules of the American Arbitration Association (the "AAA") by an arbitral tribunal composed of three arbitrators, at
           ---
     least one of whom shall be an attorney experienced in corporate transactions, appointed by agreement of the parties in accordance with said Rules. In the event the parties fail to agree upon a panel of arbitrators from the first list of potential arbitrators proposed by the AAA, the AAA will submit a second list in accordance with said Rules. In the event the parties shall have failed to agree upon a full panel of arbitrators from said second list, any remaining arbitrators to be selected shall be appointed by the AAA in accordance with said Rules. If, at the time of the arbitration, the parties agree in writing to submit the dispute to a single arbitrator, said single arbitrator shall be appointed by agreement of the parties in accordance with the foregoing procedure, or, failing such agreement, by the AAA in accordance with said Rules. The foregoing arbitration proceedings may be commenced by any party by notice to the other parties. In any arbitration proceedings under this Section 16, the arbitrator(s) shall be instructed to begin such proceedings within 30 days of appointment, and to reach a decision within 45 days of the conclusion of the submission of all evidence and, in the even that a decision is not so rendered, the arbitrator shall lose all jurisdiction over such dispute.

           16.2.2.  Place of Arbitration.  The place of arbitration shall be
                    --------------------
     New York, New York.

           16.2.3.  Recourse to Courts.  The parties hereby exclude any right of
                    ------------------
     appeal to any court on the merits of the dispute. The provisions of this
     Section 16.2 may be enforced in any court having jurisdiction over the award of any of the parties or any of their respective assets, and judgment on the award (including without limitation equitable remedies) granted in any arbitration hereunder may be entered in any such court. Nothing contained in this Section 16.2 shall prevent any party from seeking interim measures of protection in the form of pre-award attachment of assets or preliminary or temporary equitable relief.

     16.3.  Consent to Jurisdiction.  Subject to the provisions of Section 16.2,
            -----------------------
each of the parties agrees that all actions, suits or proceedings arising out of or based upon this Agreement or the subject matter hereof shall be brought and maintained exclusively in the federal and state courts of the State of New York. Subject to the provisions of Section 16.2, each of the parties hereto by execution hereof (a) hereby irrevocably submits to the jurisdiction of the federal and state courts in the State of New York for the purpose of any action, suit or proceeding arising out of or based upon this Agreement or the subject matter hereof and (b) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding brought in the federal or state courts in the State of New York, any claim that (i) he or it is not subject personally to the jurisdiction of the above-named courts, (ii) he or it is immune from extraterritorial injunctive relief or other injunctive relief, (iii) his or its property is exempt or immune from attachment or execution, (iv) any such action, suit or proceeding may not be brought or maintained in one of the above-named courts, (v) any such action, suit or proceeding brought or maintained in one of the above-named courts should be dismissed on grounds of forum non conveniens,
                                                         ----- --- ----------
should be transferred to any court other than one of the above-named courts, should be stayed by virtue of the pendency of any other action, suit or proceeding in any court other than one of the above-named courts, or (vi) this

Agreement or the subject matter hereof may not be enforced in or by any of the above-named courts. Each of the parties hereto hereby consents to service of process in any such suit, action or proceeding in any manner permitted by the laws of the State of New York, agrees that service of process by registered or certified mail, return receipt requested, at the address specified in or pursuant to Section 15.2 is reasonably calculated to give actual notice and waives and agrees not to assert by way of motion, as a defense or otherwise, in any such action, suit or proceeding any claim that service of process made in accordance with Section 15.2 does not constitute good and sufficient service of process. The provisions of this Section 16.3 shall not restrict the ability of any party to enforce in any court any judgment obtained in a federal or state court of the State of New York.

     16.4.  Waiver of Jury Trial.  To the extent not prohibited by applicable
            --------------------
law which cannot be waived, each of the parties hereto hereby waives, and covenants that he or it will not assert (whether as plaintiff, defendant, or otherwise), any right to trial by jury in any forum in respect of any issue, claim, demand, cause of action, action, suit or proceeding arising out of or based upon this Agreement or the subject matter hereof, in each case whether now existing or hereafter arising and whether in contract or tort or otherwise. Any of the parties hereto may file an original counterpart or a copy of this Section
16.4 with any court as written evidence of the consent of each of the parties hereto to the waiver of his or its right to trial by jury.

     16.5.  Reliance.  Each of the parties hereto acknowledges that he or it
            --------
has been informed by each other party that the provisions of Section 16 constitute a material inducement upon which such party is relying and will rely in entering into this Agreement and the transactions contemplated hereby.



           [THE REST OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

                                Schedule 1.1.11


              Investment Banking Firms Currently Known As Follows:
              ---------------------------------------------------



                                   Alex Brown

                                 Bankers Trust

                                  Bear Stearns

                                CS First Boston

                                      DLJ

                                 Goldman Sachs

                                 Kidder Peabody

                                 Merrill Lynch

                             Montgomery Securities

                                 Morgan Stanley

                                  Paine Webber

                               Robertson Stephens

                                Salomon Brothers

                                  Smith Barney

                                Schedule 1.1.31

                         List of Transaction Agreements


First Amended and Restated Master Transaction Agreement dated as of October 12, 1994 between ICON Health & Fitness, Inc., ("ICON"), Weider Health & Fitness ("WHF"), Weider Sporting Goods, Inc. ("WSGI"), and certain other parties thereto.

IHF Capital Stock Subscription and Exchange Agreement dated as of November 14, 1994 between IHF Capital, Inc. ("Parent") and certain other parties thereto.

IHF Capital Stock Subscription and Purchase Agreement dated as of November 14, 1994 between Parent and certain other parties thereto.

IHF Holdings Stock Subscription and Exchange Agreement dated as of November 14, 1994 between IHF Holdings, Inc. ("Intermediate") and certain other parties thereto.

IHF Capital Option Exchange Agreement dated as of November 14, 1994 between Parent and certain other parties thereto.

IHF Holdings Option Exchange Agreement dated as of November 14, 1994 between Intermediate and certain other parties thereto.

Warrant Agreement dated as of November 14, 1994 between Parent and certain other parties thereto.

Bain Stock Subscription Agreement dated as of November 14, 1994 between Parent and certain other parties thereto.

Registration Rights Agreement dated as of November 14, 1994 between ICON and
WHF.

Stockholders Agreement dated as of November 14, 1994 among Parent and certain other parties thereto.

Non-Competition Agreement dated as of November 14, 1994 between ICON and certain other parties thereto.

Bain Management and Advisory Agreement dated as of November 14, 1994 between ICON, Parent, Intermediate and Bain Capital, Inc.

Distribution Agreement dated as of September 26, 1994, as amended by letter of Ben Weider dated October 12, 1994 between ICON and Weider Sports Equipment Co., Ltd.